CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Operating expenses:
Research and development	$ 53,187	$ 64,219
General and administrative	21,409	17,190
Total operating expenses	74,596	81,409
Loss from operations	(74,596)	(81,409)
Other income (expense):
Interest income	5,042	5,945
Other expense:	(19)	(1)
Total other income	5,023	5,944
Net loss before income taxes	(69,573)	(75,465)
Provision for income taxes	55	56
Net loss	(69,628)	(75,521)
Comprehensive loss:
Net loss	(69,628)	(75,521)
Other comprehensive loss:
Unrealized (loss) gain on securities	(132)	703
Comprehensive loss	$ (69,760)	$ (74,818)
Net loss per share, basic	$ (2.44)	$ (2.87)
Net loss per share, diluted	$ (2.44)	$ (2.87)
Weighted-average shares of common stock outstanding, basic	28,582,194	26,331,630
Weighted-average shares of common stock outstanding, diluted	28,582,194	26,331,630